Exhibit 10.121

                               FIRST AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES



This FIRST AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 24th day of July, 2002, between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership, (hereinafter referred to as "Sprint") and GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary GCI COMMUNICATION CORP., an Alaska corporation (together "GCI").

                                   BACKGROUND

1.GCI and Sprint entered into a contract for ALASKA ACCESS SERVICES, effective as of March 12th, 2002.

2.GCI and Sprint desire to amend the Contract to include additional services in the CONTRACT FOR ALASKA ACCESS SERVICES. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and Sprint agree as follows:


1. Paragraph 1, (E) of the contract shall be deleted and the following inserted in its place:

         (E) Sprint Alaska ********** and ********** Service: All Sprint ********** and ********** requirements where one or more termination points reside within the State of Alaska.

1. Paragraph 2 ,(A), 4. of the contract shall be deleted and the following inserted in its place:

         4. Sprint Alaska ********** and ********** Service. GCI shall interconnect with Sprint at the GCI POP in Seattle, Washington. GCI shall provide the required bandwidth to the Alaska destination and coordinate the connection to the customer location.

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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1. Paragraph 2 ,(B), 4. of the contract shall be deleted and the following inserted in its place:

         4. Sprint Alaska ********** and ********** Service. GCI shall charge Sprint it's best available 3-year term rate for the ********** or ********** requested from all points in Alaska. Each month GCI will calculate the total ********** Sprint Alaska ********** Service charges, and F********** and ********** charges, for all ********** requirements of ********** and below. A credit of **********% of the total ********** Sprint Alaska ********** and
              ********** Service charges will be calculated (the "Credit"). ********** of the Credit will be applied to the following month's ********** invoice, and identified as, "Alaska ********** and ********** Contract Credit". This credit amount will be used to establish an Effective Sprint Northbound Rate. The other ********** of the Credit will be applied to the following month's ********** invoice, and identified as, "Alaska ********** and ********** Contract Credit". This credit amount will be used to establish an Effective Sprint Southbound rate.

4. This Amendment together with the CONTRACT FOR ALASKA ACCESS SERVICES is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.


IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

SPRINT COMMUNICATIONS COMPANY L.P.

By: /s/

Printed Name: Mike Nelson

Title: Dir - Access Strategy


GCI COMMUNICATION CORPORATION

By: /s/

Printed Name: Richard Westlund

Title: VP/GM Long Distance/Wholesale

[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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